

LIVEXLIVE MEDIA

THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS

NASDAQ: LIVX

SAFE HARBOR

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company's and Slacker's growth strategy, including relating to their technology platforms and applications, management's relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company's 10-K , filed with the Securities and Exchange Commission on June 29, 2018 (the "SEC") and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of August 15, 2018. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

LIVEXLIVE IS THE WORLD'S LEADING PREMIUM STREAMING PLATFORM DEVOTED TO LIVE MUSIC, INTERNET RADIO AND MUSIC-RELATED VIDEO CONTENT



WORLD CLASS MANAGEMENT TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, & prior public company experience as Executive Chairman of Mandalay Digital Group



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Matt Baxter – *Head of Content*

Extensive experience in Original Programming, including video production, editorial strategy, branded entertainment, and content distribution



Jonathan Anastas – *Chief Marketing Officer*

Delivered award-winning marketing campaigns across Entertainment, Gaming, Music, Automotive and Action Sports; delivering subscribers, revenue and engagement



Michael Zemetra – *Chief Financial Officer*

Built and led financial organizations across multi-billion-dollar companies, former Vice President of Finance at J2 Global, and previously the SVP and Chief Accounting Officer at Demand Media



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Tad Ro – *Head of Product*

Deep expertise in product management, design, UX/UI, digital media strategies and developing interactive, multimedia entertainment products across Web, Mobile, VOD and wireless OTT platforms



Alex Brough – *Sales and Brand Partnerships*

Developed and integrated advertising solutions on behalf of national brands across audio, video, digital, social, mobile, and event platforms

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

DISTINGUISHED AND EXPERIENCED BOARD OF DIRECTORS



Jerry Gold – *Chief Strategy Officer and Director*

Former Executive Vice President and CFO of Warner Music Group with prior experience at Ernst & Young



Craig L. Foster - *Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Tim Spengler – *Independent Director*

Former President of Clear Channel Media and Interpublic Group



Jay Krigsman - *Independent Director*

Executive Vice Pre Manager of The Krausz Companies

SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS



Steven Bornstein

Former CEO of ESPN and NFL Network



Jason Flom

CEO of Lava Records



Chris McGurk

Former COO of MGM and Universal Pictures



Hank Neuberger

Lead Producer of Coachella, Lollapalooza



Jules Haimovitz

Former President of Viacom and Founder of Showtime



Roger Werner

Former CEO and President of ESPN and Speedvision

LiveXLive Media

SIZZLE REEL


LIVEXLIVE
PRESENTS
00:04

Click the above image to view the video

FESTIVAL GROWTH TO REVENUE GROWTH – LIVE NATION CASE STUDY

PERIOD:	REVENUE:
Q1/2010	18084
Q2/2010	18895
Q3/2010	25022
Q4/2010	25057
Q1/2011	24796
Q2/2011	37369
Q3/2011	72722
Q4/2011	44847
Q1/2012	36128
Q2/2012	61270
Q3/2012	95805
Q4/2012	54710
Q1/2013	40147
Q2/2013	71240
Q3/2013	110217
Q4/2013	63088
Q1/2014	45388
Q2/2014	70903
Q3/2014	114614
Q4/2014	69374
Q1/2015	52097
Q2/2015	81071
Q3/2015	126576
Q4/2015	73982
Q1/2016	57636
Q2/2016	95200
Q3/2016	136087
Q4/2016	48695
Q1/2017	63988
Q2/2017	124563
Q3/2017	157981
Q4/2017	108616



LIVE NATION: TOTAL EVENTS vs SHARE PRICE [Q1/2010- Q4/2017]
ALL FIGURES IN THOUSANDS [EX. SHARE PRICE]
SOURCE: LIVE NATION PUBLIC FILINGS
CLOSE:
TOTAL EVENTS:
CLOSING PRICE
TOTAL EVENTS
50
40
30
20
10
0
9k
8k
7k
6k
5k
4k
2011
2012
2013
2014
2015
2016
2017

Sample Live Nation Festival Footprint:

popaganda 31 AUG-1 SEP 2018

Lollapalooza

edc

HEARTLAND FESTIVAL EGESKOV SLOT

NOCTURNAL WONDERLAND

FIELD TRIP

CENTER OF GRAVITY



Key Macro Drivers

SIGNIFICANT UNMET DEMAND FOR NEW WAYS TO EXPERIENCE LIVE MUSIC

GROWTH OF MOBILE


2020
2014
2.9 Billion
1.6 Billion

OVER 2.5 BILLION SMARTPHONE USERS GLOBALLY IN 2018

LOVE OF LIVE MUSIC


COACHELLA

32M PEOPLE ATTEND AT LEAST ONE MUSIC FESTIVAL IN THE U.S. ANNUALLY

51% OF U.S. ATTENDED A LIVE MUSIC EVENT IN 2015

DESIRE FOR PREMIUM CONTENT

NETFLIX

MUSIC

Spotify

SUBSCRIBERS:
130 MILLION NETFLIX
83 MILLION SPOTIFY
40 MILLION APPLE MUSIC

ACCEPTANCE OF LIVE STREAMING


EXCLUSIVE: TRUMP'S GOLF CHARITY GRAB
Forbes
SPECIAL ISSUE
2017 INVESTMENT GUIDE
BAD IDEAS GONE GOOD
THE WEEKND
STREAMING GROWS UP
FROM MUSIC TO FILM TO COMEDY, THE NEW ENTERTAINMENT ECONOMY IS BOOMING
PLUS: THE 100 TOP-EARNING CELEBRITIES

USERS WATCH LIVE VIDEO 3X LONGER AND COMMENT 10 TIMES MORE THAN RECORDED FOOTAGE

Source: BBC, Billboard, Emarketer, Facebook Live, Forbes, the Verge, Statista

PREMIUM SERVICES AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT

1 PAY FOR PREMIUM SERVICES

401 MILLION GLOBAL OTT VIDEO PAID SUBSCRIBERS IN 2017

176 MILLION GLOBAL MUSIC PAID SUBSCRIBERS IN 2017

64% OF INTERNET USERS GLOBALLY USE A MUSIC STREAMING SERVICE

2 SUBSCRIBE TO MULTIPLE SERVICES

Used Multiple Music Apps for Streaming

September 2016



57%
39%
18-34
35+

3 DIGITAL MUSIC REVENUE BY SOURCE



2013
6%
8%
19%
67%
2017
21%
28%
11%
39%
Permanent Downloads
Subscription Streaming
Ad-Support Streaming
Mobile Personalization & Other

NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM

Source: Fluent: Facing the Music, Nielsen, eMarketer, MiDia, Wall Street Research, Statista

POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS



U.S. LIVE MUSIC
'16-'20 CAGR: 1.1%
$28.0B
$29.5B
[SERIES
[SERIES
GLOBAL DIGITAL MUSIC STREAMING
'16-'20 CAGR: 19.6%
$5.4B
$11.1B
2016
2020
'16-'20 CAGR: 11.5%
$19.6
$30.3
2016
2020
GLOBAL OTT/STREAMING
LIVEXLIVE MEDIA

Source: IBISWorld, PWC

KEY LIVEXLIVE KPI TRACKING YTD

Fiscal Year Goal: 27+ festivals, 500+ hours of content

Festival Livestreams

35M+
Live Streams (YTD)

13
Music Festivals (YTD)

300+
Artists Streamed (YTD)

Reach & Platforms

125+
Countries Reached by Live Music Streaming

540k+
Paid Subscribers

1M+
Monthly Active Users

Original Content

250+
Hours of Live Music

150+
Original short-form content pieces developed for the LXL platform and channels
- Artist Profiles
- Artist Interviews
- Field shot segments
- Pilots
- VODs

Note: LIVX's fiscal year ends March 31st |
YTD progress denotes 3/31/2018 – 9/28/2018

LIVEXLIVE MEDIA



LiveXLive Content

CONTENT: 2018 FESTIVAL LINEUP

OVER 2,000 MUSIC FESTIVALS WORLDWIDE PRESENTS SIGNIFICANT OPPORTUNITY

27 FESTIVAL FOOTPRINT X 8 HOURS OF CONTENT PER DAY X 3 DAYS PER FESTIVAL = SEVERAL HUNDRED HOURS OF LIVE AAA CONTENT, MAKING LIVEXLIVE MEDIA THE LARGEST LIVE MUSIC STREAMING COMPANY

2018 POTENTIAL STREAMING LINEUP – 2x YoY Social Reach

DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA | BIG SEAN | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL | AVENGED SEVENFOLD | MUSE | RICK ROSS | LORDE | ZEDD | J. COLE | FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | PEARL JAM | AFROJACK | WAKA FLOCKA FLAME | A$AP ROCKY | FRENCH MONTANA | THE KILLERS | TYLER, THE CREATOR | MARTIN GARRIX | THIRTY SECONDS TO MARS | ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT | LIL PUMP | LIL UZI VERT | MARILYN MANSON | MIGOS | FEARNE COTTON | 21 SAVAGE | DJ SNAKE | THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO | ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD | BUGZY MALONE | XXXTENTACION | KODAK BLACK | W&W | ZARA LARSSON | JACK JOHNSON | MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS | KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE |

TOTAL SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM 1.1 BILLION

*THIS SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS.

DISTRIBUTION: A GLOBAL STREAMING SERVICE


Streams LiveXLive content

LIVEXLIVE STREAMS IN OVER 125 COUNTRIES WORLDWIDE

CONTENT: INSOMNIAC

INSOMNIAC

LIVEXLIVE MEDIA

- The global thought leader in Dance Music, inclusive of EDM
- 400+ festivals, concerts and club nights during 25 year history
- 4+ million event attendees across US, China, Brazil, Mexico, Japan and UK
- EDC Las Vegas is the largest multi-day festival in North America with more than 400,000 attendees
- In partnership with Live Nation

- 1st company-wide partnership agreement
- LiveXLive has secured 5-year, exclusive, global digital broadcast rights across all Insomniac events, including up to 20 festivals and 100 events annually
- Rights include Electric Daisy Carnival (EDC)
- Will establish Insomniac Channel across LiveXLive and Slacker platforms
- Broadcast mediums to included streaming, VOD, AR, VR, theatrical, and select audio

CONTENT: 3 FESTIVALS STREAMED SIMULTANEOUSLY

Recent Festivals Streamed by LiveXLive

OVERVIEW – MAY 18-20, 2018

STREAMED 3 MAJOR MUSIC FESTIVALS

3 MAJOR MUSIC FESTIVALS

Rock on the Range – Where Rock Lives | Hangout | EDC Las Vegas 2018

LARGE ONLINE PRESENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):
25 MILLION PEOPLE

CROSS PLATFORM

LiveXLive Media → Slacker

LIVEXLIVE DROVE
500,000
IMPRESSIONS TO SLACKER RADIO

CONTENT SUMMARY

- 3 DAYS OF PERFORMANCES
- 60+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF 11.5 MINUTES
- 125 ARTISTS STREAMED ACROSS 11 STAGES
- FILMED 15+ ORIGINAL PROGRAMMING PILOTS

VIEWS

14+ MILLION
(AS COMPARED TO 6.5 MILLION VIEWS FOR ROCK IN RIO IN 2017)

SUPPORTED PLATFORMS

iOS | tv | android | amazon fireTV | Roku

DISTRIBUTION PARTNERS

YouTube | twitch | Tencent 腾讯 | Townsquare Media

SELECT ARTISTS STREAMED

AVENGED SEVENFOLD | THE CHAINSMOKERS | DIPLO | FOSTER THE PEOPLE | KASKADE | TIESTO | THE KILLERS | STONE SOUR | STONE TEMPLE PILOTS



Our Production & Distribution Platform

PLATFORM: AUDIO AND VIDEO STREAMING MUSIC SERVICES COME TOGETHER



BEYONCÉ
TOUR RADIO
Lxl Studio - Ed Sheeran
FanCam - Frank Ocean at The Wiltern
On The Road - Future Islands & Pappy & Harriet's
Home
Festivals
Acts
MiXiT

SERVICES COMBINE RECORDED MUSIC, LIVE MUSIC, AUDIO AND VIDEO INCLUDING THE U.S, MUSIC LIBRARIES OF:

SONY MUSIC

UNIVERSAL MUSIC GROUP

WARNER MUSIC GROUP

CAR DISTRIBUTION TO 85 DIFFERENT AUTOMOBILES, INCLUDING TESLAS

300+ CURATED, INTERACTIVE MUSIC STATIONS WITH FULLY INTERACTIVE MUSIC, ABC NEWS & EXCLUSIVE AGREEMENT WITH ESPN

CONTENT LIBRARY OF OVER 13M SONGS AND OVER 55B PLAYS TO DATE

SIGNIFICANT TECHNOLOGY ADVANTAGES ADDING VIDEO TO SLACKER'S AUDIO INFRASTRUCTURE

COMBINED MUSIC DIVISION AND ON AIR TALENT, OFFERING SPECIAL CUSTOM CHANNELS FOR CONCERT TOURS AND FESTIVALS



Rock In Rio Radio
ACM Awards 2017

MARKETING AND DISTRIBUTION: OVERVIEW

DEVICES / VEHICLES / OPERATING SYSTEMS SUPPORTED	LAUNCHED LIVEXLIVE APPS 2018	CARRIER
android, TOYOTA, ACURA, Apple CarPlay, iPhone, HONDA, scion, BlackBerry, iPad, android auto, RAM, LEXUS, TESLA, Ford, Jeep, Aol., SONOS, Google cast, Roku, SONY, CHRYSLER, Windows 10, DODGE, SAMSUNG, XBOX	Roku, amazon fireTV, tv	T - Mobile, verizon, Sprint, U.S. Cellular, TELUS

LIVEXLIVE MEDIA

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS



JOHANNES BARTL



JAKE PAUL



AMANDA CERNY



KING BACH



JUSTIN ROBERTS


Jake Paul: "It's Everyday Bro" First Live Performance Exclusive
1,163,723 views

LXL INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS

ARTISTS



METALLICA



RED HOT CHILI PEPPERS



ALICIA KEYS



MAROON 5



RIHANNA


Demi Lovato – Sober
4,832,608 views

DEMI LOVATO AT ROCK IN RIO, STREAMED BY LXL

LIVEZONE: THE SPORTSCENTER OF LIVE MUSIC

Only platform for music fans to watch, listen, experience, discuss, deliberate and enjoy live music and entertainment on a daily basis

- On Location / Live Reports / Music Updates
- Variety of Rich Content and Entertainment News Programs
- Live Chat for Higher Audience Engagement
- Powerful Platform for Brands and Sponsors to Extend Their Audience Reach to via Advertising and Partnerships


JILLIONAIRE

LIVEXLIVE

LIVEXLIVE
LIVEXLIVE
LIVEXLIVE
LIVEXLIVE


IN-HOUSE PRODUCTION

- LiveXLive's Production Capabilities Include Top-tier Broadcast Facilities, Seasoned Executive Producers, and Best in Class Crew.
- LiveXLive can Produce Premium Live Events for $20k per Hour Compared To Industry Comps at $500k per Hour Today


amazon
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PRICE $1,574.53 / CHANGE -7.23
cisco
-0.47%
PRICE $43.25 / CHANGE -0.20
-0.16%
PRICE $57.11 / CHANGE -0.09
amazon
-0.46%
PRICE $1,574.53 / CHANGE -7.23
PayPal
+2.03%
PRICE $80.80 / CHANGE +1.61
COMCAST
+1.00%
PRICE $32.73 / CHANGE +0.32
NASDAQ: LIVX
LIVEXLIVE
WHERE LIVE MUSIC LIVES
Nasdaq

Monetization Strategy

LIVEXLIVE MEDIA

MONETIZATION AND SERVICES


DISTRIBUTION REVENUE
SUBSCRIPTIONS
IN CHANNEL PURCHASES
TRANSACTIONS
DATA
INTEGRATED MARKETING
ADVERTISERS
ADS
LIVEXLIVE MEDIA

SELECT FINANCIALS

- LiveXLive successfully closed a private placement in June 2018, raising $10.0M in net proceeds by issuing $10.64M of senior convertible debentures, convertible at $10/share

(USD $ in Millions)	Three Months Ended June 30th, 2018
Revenue	$7.6
Adjusted Operating Income (Loss) [1]	($4.6)
(USD $ in Millions)	As of June 30, 2018
Cash & Cash Equivalents	$15.9
Total Debt [2]	$14.1
Total Stockholder's Equity	$31.8
Shares Outstanding [3]	50,646,980
Fully Diluted Shares Outstanding [4]	56,598,395

- **December 2017:** LiveXLive acquired Slacker Radio, a key innovator in the streaming music space. The acquisition immediately expands LiveXLive's reach to millions of engaged music fans, and advances the live streaming experience, providing a comprehensive OTT solution for fans, artists, festivals and venues.

  It creates synergies across content creation, curation, programming, and technology enabling a vast network for audio and video channels across mobile, television and automobile apps.

1 Adj. Operating income (loss), a non-GAAP term, is operating income (loss) before (a) non-cash GAAP purchase accounting adjustments for certain deferred rev. & costs, (b) prof. fees attributable to acquisition activity, (c) employee severance payments and 3rd party prof. fees attributable to acquisition & corp. realignment activities, (d) non-recurring rev. assoc. with (reserves for) certain legal settlements of acquired companies prior to acquisition date, and (e) charges pertaining to the shutdown of LXL Tickets, depreciation and amortization (incl. goodwill impairment), & certain stock-based comp. expense

LIVEXLIVE MEDIA

2 Of total debt, $13.8M is composed of convertible notes
3 As of 6/25/2018
4 Per Form 10-K filed on June 29th, 2018, this number includes 167,363 warrants outstanding, 3,901,688 options outstanding and 1,882,364 shares issuable underlying the Company's convertible notes

KEY TAKEAWAYS

- **World class management team with deep experience in media brand building and music**
- **More live streamed festivals, concerts, and special events:**
  - ***2018 lineup increased to 27 festivals and over 50 events globally***
- **300+ streaming radio channels integrated with LiveXLive via Slacker acquisition:**
  - ***Slacker's net subscribers increased from 447,000 at March 31st to over 489,000 at June 30th to over 540,000 as of September 28, 2019***
- **Editorial team and daily news reporting to build authority across LiveXLive platform**
- **A diverse slate of original and acquired programs**
- **LXL streaming artists reached more than 360 million fans since May 2018**
- **Multifaceted monetization strategy including subscription, advertising, sponsorship, D2C commerce**
- **Industry leading music industry and distribution relationships, including:**

Aol. COMPLEX dailymotion MTV SONY MUSIC UNIVERSAL MUSIC GROUP WARNER MUSIC GROUP

CAPITAL MARKETS

Stock

NASDAQ: LIVX

Stock Price (8/15/18):	$4.47
Market Cap (8/15/18):	$226M
Average Daily Volume:	189,409
Shares Outstanding:	50.7M
Fiscal Year End:	March 31
Top Institutional Shareholders:	Fidelity Rho Capital Partners Sandor Advisors Primary Investments Robert Ellin (CEO)

News Releases

September 28 2018

LiveXLive Media Business Milestone Update: Company Surpasses 35 Million Festival Livestreams in Four Months; Exceeds 540,000 Paid Subscribers

September 28 2018

Slacker Radio Debuts 'Shoudout' App On The Digital Music Platform's 'Pop Remix' Channel

September 18, 2018

This Weekend: LiveXLive to Livestream the Life is Beautiful Festival Globally, Excluding the United States

September 12, 2018

LiveXLive To Livestream Rolling Loud Festival Live From Oakland, CA On Sept. 15 & Sept. 16

September 11, 2018

LiveXLive And Life is Beautiful Music & Art Festival Sign Exclusive Multi-Year Non-US Distribution And Content Production Partnership

September 5, 2018

LiveXLive Signs Exclusive Livestreaming Agreement With Rolling Loud, The World's Largest Hip-Hop Festival Brand

August 28, 2018

LiveXLive to Livestream Bumbershoot Festival Labor Day Weekend

August 14, 2018

LiveXLive Media Announces Record Results for First Quarter 2019

June 31, 2018

LiveXLive's Summer of Streaming Continues with HARD Summer Music Festival 2018 This Weekend

July 24, 2018

LiveXLive Media Announces Business Milestone Update: Exceeds 25 Million Festival Livestreams In 2018

LIVEXLIVE MEDIA



INVESTOR RELATIONS CONTACT:
BLUESHIRT GROUP
IR@LIVEXLIVE.COM



APPENDIX

DIGITAL MUSIC REVENUES ARE REPLACING PHYSICAL MUSIC REVENUE



($ in Billions)
DIGITAL MUSIC SURPASSES PHYSICAL MUSIC FOR THE FIRST TIME
$19.0
$17.9
$1.1
$13.2
$8.9
$4.3
$12.2
$6.1
$6.1
$13.2
$5.4
$7.8
2005
2010
2014
2016
Digital Music Revenue
Physical Music Revenue

DIGITAL MUSIC REVENUES ARE PROVIDING GROWTH TO THE MUSIC INDUSTRY AGAIN AFTER SIGNIFICANT DECLINE STARTING IN THE EARLY 2000'S

Source: IFPI Digital Music Report 2017

DIGITAL RADIO HAS ALSO SURPASSED BROADCAST RADIO FOR THE FIRST TIME



(hours:mins)
Average weekly time spent listening to U.S. broadcast radio and online radio
21:36
19:12
16:48
14:24
12:00
9:36
7:12
4:48
2:24
0:00
~11% CAGR
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Broadcast radio
Online radio

ONLINE RADIO REACHES OVER 140 MILLION USERS IN THE U.S. ON A WEEKLY BASIS

Source: Triton Digital

LIVEXLIVE MEDIA

THE DEMAND FOR LIVE MUSIC CONTINUES TO GROW


North American Concert Industry Ticket Sales
$B
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
8% CAGR
$4.3
$4.4
$4.7
$5.1
$6.2
$6.9
$7.3
$8.0
2010 2011 2012 2013 2014 2015 2016 2017


Attendance at Top-Tier Music Festivals
Millions of Attendees
70
65
60
55
50
45
40
5% CAGR
47.36
54.3
58.68
59.44
61.33
62.94
64.23
65.76
2010 2011 2012 2013 2014 2015 2016 2017

THERE ARE OVER 2,000 MUSIC FESTIVALS GLOBALLY

71% MORE MILLENNIALS ATTENDED MUSIC FESTIVALS IN 2017 THAN IN 2014

COACHELLA 2018 RECEIVED 43.1 MILLION UNIQUE LIVE STREAM VIEWERS

Source – 3 New Stats About Millennials (Eventbrite)
Source - LIVX JMP Note
Source - Technology S.A. Equity Research Initiation
Source – Statista
Source - Live Nation Leads the Charge in Concert Business' Booming Revenue (Variety)

LIVEXLIVE MEDIA